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                                  EXHIBIT 10.1





                                         September 12, 2002


The Goodyear Tire & Rubber Company
   Common Trust Fund for the
   Collective Investment of Retirement Plan Funds
   c/o Wingfoot Corporation, Trustee
                  and
The Goodyear Tire & Rubber Company
   Investment Committee
                  and
The Goodyear Tire & Rubber Company
   Directed Retirement Trust
   c/o The Northern Trust Company,
   Trustee and Investment Advisor

         Re:      Contribution of Goodyear Common Stock

Gentlemen:

         The Goodyear Tire & Rubber Company (the "Company") does hereby contribute to The Goodyear Tire & Rubber Company Directed Retirement Trust (the "Directed Trust"), a sub-trust of The Goodyear Tire & Rubber Company Common Trust for the Collective Investment of Retirement Plan Funds (the "Pension Trust"), which holds and manages certain assets for the benefit of The Goodyear Tire & Rubber Company Salaried Pension Plan and the 1950 Pension Plan of The Goodyear Tire & Rubber (collectively, the "Plans"), 11,300,000 shares of the Common Stock, without par value, of the Company (the "Shares"). The fair and market value of the Shares on September 12, 2002 is $12.20 per share as set forth in a written opinion from Duff & Phelps LLP dated September 12, 2002.

         The Goodyear Tire & Rubber Company Investment Committee, in its capacity as the primary fiduciary in respect of the Plans, hereby accepts the contribution of the Shares on behalf of the Plans and directs the Company to issue certificates representing the Shares to the Directed Trust. Wingfoot Corporation, in its capacity as Trustee of the Pension Trust, acknowledges the contribution of the Shares to the Plans.

         The Shares have not been registered under the Securities Act of 1933, as amended (the "Act"). The Shares may not be offered, sold, assigned, transferred, pledged, hypothecated or otherwise disposed of except (i) in compliance with an applicable exemption from the registration requirements of the Act and any state securities or similar laws and in conformance in all respects with all other applicable provisions of the Act and other applicable laws, and then, only after the Company shall have received an opinion of counsel satisfactory to it to the effect

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that the Shares may be offered, sold, assigned, transferred, pledged, hypothecated or otherwise disposed of in compliance with such applicable exemption, or (ii) pursuant to an effective registration statement under the Act and in compliance with any applicable registration, qualification or other requirements of applicable state securities and similar laws.

         The Directed Trust, acting through Northern Trust Company ("Northern") in its capacity as trustee of the Directed Trust (the "Trustee"), and Northern, acting in its capacity as the investment manager/advisor to the Directed Trust (the "Advisor") hereby (i) accepts the Shares on behalf, and for the benefit, of the Plans as assets of the Directed Trust, (ii) acknowledges that the Shares have not been registered under the Act, (iii) confirms that it is authorized to accept the Shares and to hold the Shares in accordance with the requirements of this letter agreement, and (iv) agrees (on its behalf and on behalf of any successor or permitted assign or transferee) that it will offer, sell, assign, transfer, pledge, hypothecate or otherwise dispose of the Shares only in accordance with the conditions set forth in this letter agreement.

         The Company agrees that, upon the request of Northern acting in its capacity as the Trustee and the Advisor, the Company will enter into a "Registration Rights Agreement" with respect to all shares of the Common Stock, without par value, of the Company (the "Common Stock") acquired by the Pension Plans from the Company (including the Shares and the shares of Common Stock contributed on September 10, 2001 to the Pension Trust) and held by the Directed Trust in the form, appropriately completed, of Exhibit A hereto or in such other form and containing such other terms and conditions as Goodyear, the Trustee and the Advisor may mutually agree.

         The Directed Trust represents that it is authorized to accept, own and hold the Shares and that it will not dispose of, or cause the disposition of, the Shares except in accordance with the terms of the Directed Trust and its obligations under this Agreement. Northern agrees that, as Trustee, it will hold title to the Shares and that, as Trustee and Advisor, it will not dispose of, or cause the disposition of, the Shares except in accordance with the terms of the Directed Trust and its obligations under this Agreement.

         Northern, whether acting in its capacity as Trustee or as Advisor, shall not offer, sell, assign, transfer, pledge or otherwise dispose of the Shares (or any of them), except: (i) in compliance with an applicable exemption from the registration requirements of the Act and any applicable state securities and similar laws, and then only after the Company shall have received an opinion of counsel satisfactory to the Company that the Shares (or such portion of them) may be offered, sold, assigned, transferred, pledged or otherwise disposed of, as the case may be, in compliance with such applicable exemption(s); or (ii) pursuant to an effective registration statement under the Act and in accordance with the Registration Rights Agreement.

         The Company agrees that it will file on a timely basis all current, quarterly and annual reports required to be filed by it pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, at any time while the Shares are owned by the Directed Trust.


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         Northern hereby acknowledges: (i) the transfer of the Shares to the
Directed Trust; (ii) that the Shares have not been registered under the Act and constitute "restricted securities" within the meaning of that term as defined in Rule 144 promulgated by the Securities and Exchange Commission under the Act; and (iii) the Company has determined that the holding period under Rule 144(d)
(1) promulgated under the Act starts on the date hereof. Unless the Registration Rights Agreement has been entered into by the Company and an effective registration statement relating to the Shares is in effect under the Act, and the offer and sale of the Shares is effected, as contemplated thereby, Northern, whether acting in its capacity as Trustee or as Advisor, agrees to offer, sell, assign, transfer, pledge or otherwise dispose of the Shares only in compliance with an available exemption from the registration provisions of the Act and similar laws and regulations and with the conditions set forth in this Agreement and the legend on the Shares, a copy of which is set forth as Schedule I hereto.

         If the Shares are not the subject of an effective registration statement under the Act and the Directed Trust, acting through Northern as Trustee and/or Advisor (or any successor to the Advisor), offers and sells any of the Shares at a time and in a manner that would be in all respects in accordance with all applicable provisions of Rule 144 (including paragraphs (c), (d), (e), (f), (g), (h) and (k) of Rule 144), the Shares then being offered and sold may be transferred, subject to compliance with said applicable provisions of Rule 144 and any applicable state laws, without a legend and without being subject to the following provisions of this Agreement.

         If the Shares are not the subject of an effective registration statement under the Act and the Directed Trust, acting through Northern as Trustee and/or Advisor, desires to sell, or to transfer, assign, pledge or otherwise dispose of, any of the Shares in a transaction not in compliance with Rule 144, such transaction shall be effected only if there is, and only in accordance with, an available exemption from the registration provisions of the Act and each party that proposes to acquire any Shares (each a "Transferee") shall be required to enter into an agreement with the Company, and Northern in its capacity as the Trustee of the Directed Trust, providing, among other things, that: (a) it will not offer, sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of the Shares owned or otherwise acquired or held by such Transferee except pursuant to an applicable exemption from the registration requirements of the Act and other applicable laws and until the Company shall have received an opinion of counsel satisfactory to the Company to the effect that no registration under the Act and/or any applicable state securities laws is required in order to lawfully effect the transaction contemplated because of the applicability of an exemption or exemptions from registration under the Act and each other applicable securities law and that the transaction will be effected in accordance with any and all conditions of such exemptions, and will cause each certificate evidencing the Shares to bear a legend substantially in the form of Schedule I hereto; (b) in the case of any proposed disposition of any of the Shares, it will deliver to the Company prior to such disposition such documentation regarding the proposed disposition as the Company may reasonably request; (c) it will agree to offer, sell, pledge, transfer, assign or otherwise dispose of the Shares only pursuant to (i) an exemption from registration under the Act provided by Rule 144 thereunder (if available) or (ii) another applicable exemption from the registration requirements of the Act, in each case in conformance with all applicable securities laws of the United States and any state thereof; and (d) except in the case of a sale pursuant to Rule 144, shall agree that it will provide written notice to any subsequent purchaser or transferee of the


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Shares of the resale restrictions contained in clauses (a), (b) and (c) of this paragraph and require any purchaser or other transferee of any Shares to agree in writing to the resale restrictions set forth in this letter Agreement, or, in the case of any disposition of Shares in accordance with Rule 144 under the Act, shall agree that it will promptly notify the Company of such intended disposition and shall deliver to the Company an executed copy of any notice on Form 144 required to be filed by the transferor with the Securities and Exchange Commission.

         Northern hereby: (i) agrees that as Trustee it will identify the Shares on its books and records relating to the Directed Trust as "restricted securities", (ii) confirms that under the Directed Trust, whether acting as Trustee or Advisor, it cannot, and agrees that it will not, offer, sell, assign, transfer, pledge or otherwise dispose of any Shares except in accordance with the requirements set forth in this Agreement; and (iii) agrees that in the event that Northern, as Advisor, or any other successor or investment advisor or investment manager authorized to give directions under the Directed Trust, directs Trustee to offer and sell, settle the sale of, or to otherwise effect any assignment, transfer, pledge or other disposition of, any Shares, it will not deliver any Shares (other than pursuant to a transaction covered by an effective registration statement under the Act and in accordance with the terms of the Registration Rights Agreement) until it has received confirmation from the Company that the relevant transaction(s) will be effected in compliance with an available exemption from the registration provisions of the Act and similar laws and regulations and with the conditions set forth in this Agreement or pursuant to an effective registration statement under the Act and in accordance with the provisions of the Registration Rights Agreement. Northern may conclusively rely, without duty of inquiry, upon such confirmation from any officer of, or attorney representing, the Company.

         This letter agreement shall be governed by the laws of the State of New York and shall be binding on the successors and permitted assigns of the Directed Trust, the Trustee and the Advisor. The Directed Trust shall not assign this letter agreement or any of their respective duties, obligations, rights or interests under this letter agreement without the express prior written consent of the Company.

                                  Very truly yours,

                                  The Goodyear Tire & Rubber Company
                                  By: /s/ Robert W. Tieken
                                      ------------------------------------------
                                        Robert W. Tieken
                                        Executive Vice President and
                                        Chief Financial Officer




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Agreed this 12th day of September, 2002.

The Goodyear Tire & Rubber Company
Common Trust Fund for the
Collective Investment of Retirement Plan Funds

         By:  Wingfoot Corporation, Trustee

         By: /s/ Stephanie W. Bergeron
             -------------------------------------------------
             Stephanie W. Bergeron, Vice President and Treasurer

         Attest: /s/ Bertram Bell
                 ---------------------------------------------
                 Bertram Bell, Secretary

The Goodyear Tire & Rubber Company Investment Committee

By: /s/ Darren R. Wells
    -------------------------------------------------
    Darren R. Wells


The Goodyear Tire & Rubber Company Directed Retirement Trust

         By:  The Northern Trust Company, Trustee

         By: /s/ Peter R. Sparrow
             -------------------------------------------------
             Peter R. Sparrow, Vice President

The Northern Trust Company, as Investment Manager/Advisor and Trustee of The Goodyear Tire & Rubber Company Directed Retirement Trust

By: /s/ Peter R. Sparrow
    -------------------------------------------------
    Peter R. Sparrow, Vice President


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                                   SCHEDULE I


         "THE SHARES OF COMMON STOCK OF THE GOODYEAR TIRE & RUBBER COMPANY ("GOODYEAR") REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE UNITED STATES OF AMERICA (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR OTHER SIMILAR LAWS OF ANY JURISDICTION (THE "LAWS"), AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGE OR OTHERWISE DISPOSE OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN COMPLIANCE WITH APPLICABLE EXEMPTIONS(S) FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND UNTIL GOODYEAR SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT THE SHARES OF COMMON STOCK EVIDENCED BY THIS SECURITY MAY BE OFFERED AND SOLD OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH ALL SUCH APPLICABLE LAWS. ANY OFFER, SALE, TRANSFER OR OTHER DISPOSITION OF THIS SECURITY IS SUBJECT TO RESTRICTIONS CONTAINED IN A LETTER OF AGREEMENT DATED SEPTEMBER 12, 2002 AMONG GOODYEAR, THE GOODYEAR COMMON TRUST FOR THE COLLECTIVE INVESTMENT OF RETIREMENT PLAN FUNDS, THE GOODYEAR DIRECTED RETIREMENT TRUST AND THE NORTHERN TRUST COMPANY. THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE TERMS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE AT, AND MAY BE REVIEWED AT OR OBTAINED FROM, THE OFFICE OF THE SECRETARY OF GOODYEAR LOCATED AT 1144 EAST MARKET STREET, AKRON, OHIO 44316-0001, UNITED STATES OF AMERICA.